UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2020

CNO Financial Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11825 North Pennsylvania Street

Carmel, Indiana 46032

(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series E Junior Participating Preferred Stock		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

New Subordinated Debentures

On November 25, 2020, CNO Financial Group, Inc. (the "Company") closed its public offering of $150,000,000 aggregate principal amount of 5.125% Subordinated Debentures due 2060 (the “Debentures”). The terms of the Debentures are set forth in the Indenture, dated as of June 12, 2019 (the “Base Indenture”) as supplemented by the Second Supplemental Indenture, dated as of November 25, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and U.S. Bank National Association, as trustee (the “Trustee”). The Debentures will mature on November 25, 2060.

The Debentures were offered and sold pursuant to an effective shelf registration statement (the “Registration Statement”) on Form S-3, File No. 333- 224830 filed with the Securities and Exchange Commission (the “Commission”) on May 10, 2018 and a prospectus supplement related to the Debentures dated November 18, 2020 filed with the Commission pursuant to rule 424(b)(2) under the Securities Act of 1933, as amended.

The foregoing descriptions of each of the Indenture and the Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of each of such documents, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On November 25, 2020, Willkie Farr & Gallagher LLP, counsel to the Company, issued (i) an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Debentures, and (ii) an opinion and consent (attached hereto as Exhibits 8.1 and 23.2, respectively, and incorporated herein by reference) regarding certain U.S. Federal income tax matters in connection with the Debentures.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit
4.1	Indenture, dated as of June 12, 2019, between CNO Financial Group, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 12, 2019).

4.2	Second Supplemental Indenture, dated as of November 25, 2020, between CNO Financial Group, Inc. and U.S. Bank National Association, as trustee, relating to the 5.125% Subordinated Debentures due 2060.

4.3	Form of Debenture (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the validity of the Debentures.

8.1	Opinion of Willkie Farr & Gallagher LLP regarding certain U.S. Federal income tax matters in connection with the Debentures.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1).

23.2	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: November 25, 2020	By:	/s/ John R. Kline
		Name:	John R. Kline
		Title:	Senior Vice President and Chief Accounting Officer